UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/27/2005

NOVASTAR FINANCIAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-13533

MD	74-2830661
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

8140 Ward Parkway, Suite 300, Kansas City, MO 64114
(Address of Principal Executive Offices, Including Zip Code)

816.237.7000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 27, 2005, the Company's Board of Directors adopted an amendment to Article VIII, Section 1 of the Company's bylaws relating to the procedure for indemnification of, and advance of expenses to, directors and officers of the Company. The amendment is being filed as Exhibit 3.(ii) to this current report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(c)   Exhibits.
3.(ii) Amendment to the Amended and Restated Bylaws of NovaStar Financial, Inc.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

NOVASTAR FINANCIAL, INC.

Date: July 28, 2005.	By:	/s/ Gregory S. Metz
Gregory S. Metz
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-3.(ii).	Amendment To The Amendend And Restated Bylaws Of Novastar Financial, Inc.